Restructuring And Transaction Costs	12 Months Ended
Dec. 31, 2010
Restructuring And Transaction Costs [Abstract]
Restructuring And Transaction Costs

Note 14    Restructuring and Transaction Costs

Our restructuring and transaction costs include our historical facilities restructuring plans and management-approved restructuring plans to consolidate and integrate the management and operations of Intelsat and PanAmSat subsequent to consummation of the PanAmSat Acquisition Transactions as well as transaction-related expenses incurred in connection with the New Sponsors Acquisition.

We approved a facilities restructuring plan subsequent to the consummation of the PanAmSat Acquisition Transactions, which included the closure of PanAmSat's former corporate headquarters in Wilton, Connecticut, as well as two other locations in the United States. These costs relate primarily to payments due on existing lease obligations that are expected to be incurred and paid through 2011. PanAmSat also had recorded liabilities in connection with its 2002 approval of a plan to restructure several of its United States locations and close certain facilities, some of which are currently being leased through 2011. The facilities restructuring liability was $2.9 million and $1.1 million as of December 31, 2009 and 2010, respectively, the current portion of which is included in accounts payable and accrued liabilities. We made cash payments of $1.8 million during the year ended December 31, 2010 in connection with the facilities restructuring plan and we expect to pay the remaining $1.1 million within the next twelve months. No additional charges related to the facilities restructuring plan are expected to be incurred.